UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934

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Delta Oil & Gas, Inc.
(Name of Registrant as Specified in Its Charter)
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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Delta Oil & Gas, Inc.
Suite 604 – 700 West Pender Street
Vancouver, British Columbia
Canada V6C 1G8

Douglas N. Bolen
President and Chairman of the Board

April 29, 2013

To our Stockholders:

I am pleased to invite you to attend the 2013 annual meeting of the stockholders of Delta Oil & Gas, Inc., a Colorado corporation, to be held at 10:00 a.m., Central time, June 21, 2013, at the offices of Quarles & Brady LLP, 411 E. Wisconsin Avenue, Milwaukee, WI  53202-4497.  Details regarding the annual meeting and the business to be conducted are more fully described in the accompanying notice of annual meeting and proxy statement.

Your vote is important.  Whether or not you plan to attend the annual meeting, I hope that you will vote as soon as possible.  Please review the instructions on each of your voting options described in the notice of annual meeting and proxy statement.

Thank you for your ongoing support of, and continued interest in, Delta Oil & Gas, Inc.

Sincerely,

/s/ Douglas N. Bolen
     Douglas N. Bolen
     President and Chairman of the Board

Delta Oil & Gas, Inc.
Suite 604 - 700 West Pender Street
Vancouver, British Columbia
Canada V6C 1G8

Notice of 2013 Annual Meeting of Stockholders
To be held on June 21, 2013

The 2013 annual meeting of the stockholders of Delta Oil & Gas, Inc., a Colorado corporation, will be held at the offices of Quarles & Brady LLP, 411 E. Wisconsin Ave., Milwaukee, WI  53202-4497 at 10:00 a.m., Central time, on June 21, 2013, for the following purposes:

1.	To elect four directors to serve until the next annual meeting and until their successors have been elected;

2.	To ratify the appointment of Excelsis Accounting Group (f/k/a Mark Bailey & Company, Ltd.), as our independent registered public accounting firm for 2013;

3.	To hold an advisory vote to approve the compensation of the Company’s named executive officers, as disclosed in “Executive Compensation” herein;

4.	To hold an advisory vote regarding the frequency of future advisory votes to approve executive compensation; and

5.	To transact such other business as may properly come before the annual meeting or any adjournment thereof.

We call your attention to the proxy statement accompanying this notice for a more complete statement about the matters to be acted upon at the annual meeting.

The board of directors recommends that stockholders vote:

1.	FOR each of the board’s director nominees;

2.	FOR ratification of the selection of Excelsis Accounting Group (f/k/a Mark Bailey & Company, Ltd.) as our independent registered public accounting firm;

3.	FOR approval of the compensation of the Company’s named executive officers; and

4.	For the holding of future advisory votes to approve executive compensation EVERY THREE YEARS.

Only stockholders of record at the close of business on April 25, 2013 will be entitled to vote at the annual meeting or any adjournment or postponement thereof.  On or about May 3, 2013, we expect to mail registered stockholders a copy of the proxy statement, annual report and form of proxy, while stockholders holding their shares in “street name” will receive a notice regarding the availability of proxy materials containing instructions on how to access our proxy statement and annual report, as well as vote, online.

You are cordially invited to attend the annual meeting.  Whether or not you plan to attend the annual meeting, please promptly vote your proxy online, by telephone or by signing, dating and returning your proxy to us. Your cooperation in voting your proxy promptly will help avoid further solicitation expense.

By order of the Board of Directors

/s/ Douglas N. Bolen
     Douglas N. Bolen
     President and Chairman of the Board

April 29, 2013
Vancouver, British Columbia

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting of Stockholders to be Held on June 21, 2013:  The Company’s proxy statement and annual report on Form 10-K for the year ended December 31, 2012 are available at: http://www.cstproxy.com/deltaoilandgas/2013.  To view this material, your browser must support the PDF file format.  If your browser does not support PDF viewing, download and installation instructions are available at the above link.

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Delta Oil & Gas, Inc.

Proxy Statement
for the 2013 Annual Meeting of Stockholders
______________

Information concerning solicitation and voting

General

The enclosed proxy is solicited on behalf of the board of directors of Delta Oil & Gas, Inc., a Colorado corporation (“we,” “us,” “our,” “Delta Oil” or the “Company”), for use at the 2013 annual meeting of stockholders to be held at 10:00 a.m., Central time, on June 21, 2013, or at any adjournment or postponement thereof, for the purposes set forth herein and in the accompanying notice of annual meeting of stockholders.  The annual meeting will be held at the offices of Quarles & Brady LLP, 411 E. Wisconsin Ave., Milwaukee, WI  53202-4497.  The telephone number at that location is (414) 277-5000.

Internet Availability of Proxy Materials

These proxy solicitation materials were first mailed on or about May 3, 2013 to all stockholders entitled to vote at the meeting.  Pursuant to the rules recently adopted by the Securities and Exchange Commission, we are permitted to provide access to our proxy material over the internet instead of mailing a printed copy of the proxy material to each stockholder.  As a result, on or about May 3, 2013, we expect to mail registered stockholders a copy of the proxy statement, annual report and form of proxy, while stockholders holding their shares in “street name” will receive a notice regarding the availability of proxy materials containing instructions on how to access our proxy statement and annual report, as well as vote, online.

How Can Shareholders Request Paper Copies of the Proxy Materials

If you receive a notice regarding the availability of proxy materials, you will not receive a printed copy of the proxy materials unless you request one by following the instructions included in the notice.  There is no charge to you for requesting a copy of the proxy materials.

Record Date and Voting Securities

Stockholders of record at the close of business on April 25, 2013 are entitled to notice of and to vote at the meeting.  At the record date, 14,693,488 shares of our authorized common stock were issued and outstanding and held of record by 40 stockholders.

Voting

You are entitled to one vote for each share of common stock held by you on the record date.

If a broker, bank or other nominee holds your shares, you will receive instructions from it that you must follow in order to have your shares voted.  If your shares are held by a broker, bank, broker-dealer or similar organization, you are the beneficial owner of shares held in “street name.”  If your shares are held in street name, you must direct the organization holding your shares to vote the shares if you want your shares to be voted in the election of directors (Proposal 1 of this proxy statement), the advisory vote on executive compensation (Proposal 3 of this proxy statement) or the advisory vote on the frequency of future advisory votes on executive compensation (Proposal 4 of this proxy statement).   If you beneficially own your shares in street name and you do not indicate how you want your shares voted in the election of directors, either of the advisory votes related to executive compensation or other non-routine matters, your bank or broker may not vote those shares in its discretion and no votes will be cast on your behalf in relation to those proposals.  However, your bank or broker will have discretion to vote any uninstructed shares on the ratification of the appointment of the Company’s independent registered public accounting firm (Proposal 2 of this proxy statement) in its discretion.

If you hold your shares in your own name as a holder of record, you may instruct the proxy holders how to vote your common stock either by internet, telephone or by signing, dating and mailing the proxy card in the postage paid reply envelope that we have provided.  Of course, you may also choose to come to the annual meeting and vote your shares in person.  The proxy holders will vote your shares in accordance with those instructions.  If you return a proxy without giving specific voting instructions, your shares will be voted as recommended by our board of directors.

If your shares are not registered in your name, then you vote by giving instructions to the firm that holds your shares rather than using any of the methods described above. Please check the voting form of the firm that holds your shares as to what voting procedures are offered.

Revocability of Proxies

You may revoke your proxy at any time before it is voted at the annual meeting.  In order to do this, you may either:

•	submit another proxy bearing a later date;

•	provide written notice of the revocation to Kulwant Sandher, our Secretary, prior to the time we take the vote at the annual meeting; or

•	attend the meeting and vote in person.

Presence at the annual meeting by a stockholder who as appointed a proxy does not by itself revoke a proxy.

Required Vote

Proposal 1 – Election of Directors

Directors are elected by a plurality of the votes cast by the shares entitled to vote in the election at a stockholders meeting at which a quorum is present.  “Plurality” means that the individuals who receive the largest number of votes are elected as directors up to the maximum number of directors to be chosen. Therefore, shares not voted, whether by withheld authority or otherwise, have no effect in the election of directors except to the extent that the failure to vote for an individual results in another individual receiving a comparatively larger number of votes.  Any votes attempted to be cast “against” a candidate are not given legal effect and are not counted as votes cast in an election of directors.

Proposal 2 – Ratification of Appointment of Independent Registered Public Accounting Firm

Although not required by law to submit the ratification of the independent registered public accounting firm to a vote by stockholders, the board of directors believes it is appropriate, as a matter of policy, to request that the stockholders ratify the appointment of Excelsis Accounting Group (f/k/a Mark Bailey & Company, Ltd.) (“Excelsis Accounting”) as our independent registered public accounting firm for 2013.  Assuming that a quorum is present at the annual meeting, the selection of Excelsis Accounting will be deemed to have been ratified if approved by the affirmative vote of a majority of the votes cast.  If the stockholders should not so ratify, the board of directors will reconsider the appointment.

Proposal 3 – Advisory Vote to Approve Executive Compensation

An affirmative vote of a majority of the votes cast at the annual meeting is required for advisory approval of the compensation of the Company’s named executive officers, assuming a quorum is present.  Consequently, abstentions and broker non-votes will have no effect on approval of the resolution.  Because your vote on this proposal is advisory, it will not be binding on the board or the Company.  However, the board will review the voting results and take them into consideration when making future decisions regarding executive compensation.

Proposal 4 – Advisory Vote on the Frequency of Future Advisory Votes to Approve Executive Compensation

The frequency of future advisory votes to approve executive compensation that receives the greatest number of votes cast in favor of such frequency, whether every year, every two years or every three years, will be the frequency that stockholders are deemed to have approved, assuming a quorum is present.  Abstentions and broker non-votes do not constitute a vote for any particular frequency and will have no effect on the outcome of this vote.  Because your vote on this proposal is advisory, it will not be binding on the board or the Company.  However, the board will review the voting results and take them into consideration when making future decisions regarding the frequency of the advisory vote to approve executive compensation.

Our Voting Recommendations

Our board of directors recommends that you vote:

•	FOR the election of the four nominees to the board of directors;

•	FOR the ratification of the appointment of Excelsis Accounting as our independent registered public accounting firm;

•	FOR approval of the compensation of the Company’s named executive officers; and

•	For the holding of future advisory votes to approve executive compensation EVERY THREE YEARS.

Quorum Requirement

A quorum, which is 33.334% of our outstanding shares of common stock as of the record date, must be present or represented by proxy in order to hold the annual meeting and to conduct business thereat.  Your shares will be counted as being present at the annual meeting if you attend the annual meeting in person or if you submit a properly executed proxy by any of the methods offered prior to the meeting.

Stockholder List

The stockholder list as of the record date will be available for examination by any stockholder at our corporate office, Suite 604 - 700 West Pender Street, Vancouver, British Columbia, Canada.  V6C 1G8, beginning June 1, 2013, which is at least ten business days prior to the date of the annual meeting and the stockholder list will be available at the annual meeting.

Abstentions and Broker Non-Votes

If you return a proxy card that indicates an abstention from voting on all matters, the shares represented will be counted as present for the purpose of determining a quorum, but they will not be voted on any matter at the annual meeting.  Consequently, if you abstain from voting on the proposals presented in this proxy statement, your abstention will have no effect on the outcome of the vote with respect to those proposals.

Under the rules that govern brokers who have record ownership of shares that are held in “street name” for their clients, who are the beneficial owners of the shares, brokers have discretion to vote these shares on routine matters, but not on non-routine matters.  Thus, if you do not otherwise instruct your broker, the broker may turn in a proxy card voting your shares “for” routine matters but expressly instructing that the broker is “not” voting on non-routine matters.  Stockholders holding Delta Oil & Gas, Inc. shares in “street name” should review the information provided to them by their nominee (such as a broker or bank).  That information will describe the procedures to follow to instruct the nominee how to vote the street name shares and how to revoke previously given instructions.  A “broker non-vote” occurs when a broker expressly instructs on a proxy card that it is not voting on a matter, whether routine or non-routine.  Broker non-votes are counted for the purpose of determining the presence or absence of a quorum, but are not counted for determining the number of votes cast for or against a proposal.  Your broker will have discretionary authority to vote your shares on Proposal 2 and any other business that properly comes before the meeting, all of which are expected to be routine matters, but not on Proposals 1, 3 or 4.

The board of directors urges you to complete, date and sign the enclosed proxy and to return it promptly in the enclosed postage prepaid envelope, or that you promptly vote your shares via the internet or telephone, so that a quorum can be assured for the annual meeting and your Delta Oil & Gas, Inc. shares can be voted as you wish.

Proxy Solicitation Costs

This solicitation of proxies is made by our board of directors and all related costs will be borne by us.  None of our directors intends to oppose any action for which stockholder approval is being solicited.  In addition, we may reimburse brokerage firms and other persons representing beneficial owners of shares for their expenses in forwarding solicitation materials to such beneficial owners.  Proxies may also be solicited by certain of our directors, officers and regular employees, without additional compensation, personally or by telephone or facsimile.

Voting Results

The preliminary voting results will be announced at the annual meeting.  The final voting results will be calculated by our inspector of elections and disclosed in our report on Form 8-K within four business days of the meeting.

 Stockholders Sharing the Same Address

Delta Oil & Gas, Inc. has adopted a procedure called “householding,” which has been approved by the Securities and Exchange Commission.  Under this procedure, we will deliver only one copy of the annual report and proxy statement to multiple stockholders who share the same address, unless we have received contrary instructions from an affected stockholder.  This procedure reduces our printing costs, mailing costs, and fees.  Stockholders who participate in householding will continue to receive separate proxy cards.

We will deliver, promptly upon written or oral request, a separate copy of the annual report and the proxy statement to any stockholder at a shared address to which a single copy of either of those documents was delivered.  To receive a separate copy of the annual report or proxy statement, you may write or call Delta Oil & Gas, Inc.’s investor relations department at Suite 604 - 700 West Pender Street, Vancouver, British Columbia, Canada. V6C 1G8, telephone 866-355-3644.  Any stockholders of record who share the same address and currently receive multiple copies of Delta Oil & Gas, Inc.’s annual report and proxy statement who wish to receive only one copy of these materials per household in the future, please contact Delta Oil & Gas, Inc.’s investor relations department at the address or telephone number listed above to participate in the householding program.

A number of brokerage firms have instituted householding.  If you hold your shares in “street name,” please contact your bank, broker, or other holder of record to request information about householding.

Deadline for Receipt of Stockholder Proposals for 2014 Annual Meeting of Stockholders

As a stockholder, you may be entitled to present proposals for action at an upcoming meeting if you comply with the requirements of the proxy rules established by the Securities and Exchange Commission and our bylaws.  Under Rule 14a-8 under the Securities Exchange Act of 1934, our corporate secretary must receive a stockholder proposal no later than January 3, 2014 for the proposal to be considered for inclusion in our proxy materials for the 2014 Annual Meeting of Stockholders.  To otherwise bring a proposal or nomination before the 2014 Annual Meeting of Stockholders, you must comply with our bylaws.  Currently, our bylaws require written notice to the corporate secretary between January 3, 2014 and February 3, 2014.  If we receive your notice before January 3, 2014 or after February 3, 2014, then your proposal or nomination will be untimely.  In addition, your proposal or nomination must comply with the procedural provisions and other requirements of our bylaws.  If you do not comply with these requirements, your proposal or nomination can be excluded.  Should the board of directors nevertheless choose to present your proposal, the named proxy holders will be able to vote on the proposal using their best judgment.

Other Matters

Other than the proposals listed above, our board of directors does not intend to present any other matters to be voted on at the annual meeting.  Our board of directors is not currently aware of any other matters that will be presented by others for action at the annual meeting.  However, if other matters are properly presented at the annual meeting and you have signed and returned your proxy card, the proxy holders will have discretion to vote your shares on these matters to the extent authorized under the Securities Exchange Act of 1934.

Proposal One

Election of Directors

Nominees

The board of directors currently has four directors; all four seats are to be elected at the annual meeting of stockholders.  As previously announced, in April 2013, the board elected Christopher Tate to serve as the fourth director because it believed that adding another director would broaden the expertise of the board and that adding a non-employee director to the board would improve the board’s oversight of the Company.  Mr. Tate was initially recommended for service on the board by Mr. Paton-Gay, our Chief Executive Officer and a director.

Unless otherwise instructed, the proxy holders will vote the proxies received by them for the nominees named below, all of whom are presently directors of Delta Oil & Gas, Inc.  In the event that any nominee is unable or declines to serve as a director at the time of the annual meeting of stockholders, the proxies will be voted for any nominee who shall be designated by the present board of directors to fill the vacancy.  We are not aware of any nominee who will be unable or will decline to serve as a director.  The term of office for each person elected as a director will continue until the next annual meeting of stockholders or until a successor has been elected and qualified.

The names of the nominees and certain information about them as of the date of this proxy statement are set forth below:

Name of Nominee	Age	Position	Director Since

Douglas N. Bolen	47	President, Chairman of the Board	2004
Christopher Paton-Gay	53	Chief Executive Officer, Director	2009
Kulwant Sandher	51	Chief Financial Officer, Secretary, Principal Financial Officer, Principal Accounting Officer, Director	2007
Christopher Tate	55	Director	2013

Douglas N. Bolen.  Mr. Bolen has served as our Chief Executive Officer and a director since 2004, and currently serves as our Chairman of the Board.  Mr. Bolen previously also served as our Chief Executive Officer from 2004 to 2009.  Mr. Bolen received a Bachelor of Arts from the University of Regina, Saskatchewan in 1991 and his Bachelor of Laws from the University of Saskatchewan in 1995.  Mr. Bolen is a member in good standing of the Law Society of Saskatchewan, the Regina Bar Association and the Canadian Bar Association.  From 1995 to 1999, Mr. Bolen articled and practiced law at Balfour Moss, Barristers and Solicitors, a large Regina, Canada based law firm with a practice concentration in the area of Corporate Commercial law.  In 2011, Mr. Bolen became a practicing member of the Law Society of British Columbia and is a member in good standing thereof.  From 1999 to the present, Mr. Bolen has been providing consulting services to small to medium sized U.S. and Canadian  based businesses.

 Mr. Bolen brings to Board an extensive knowledge in the areas of contract law, oil and gas law and securities law both in Canada and the United States.  These attributes and experience enable Mr. Bolen to assist Board in its oversight of the Company’s oil and gas exploration activities and compliance aspects associated with being a public company.  These attributes led the Board to conclude, as of the time of this proxy statement, that he should continue to serve as a director of Delta Oil & Gas, Inc.

Christopher Paton-Gay.  Mr. Paton-Gay has served as our Chief Executive Officer and a director since 2009.  Mr. Paton-Gay served as Chief Executive Officer, director and Chairman of The Stallion Group from July 2006 to December 2010, the date of its dissolution.  Mr. Paton-Gay has been active in the oil and gas business in Alberta, Canada and the United States over the past two decades.  Over the past twenty years, he has founded and been chairman and president of two private oil and gas companies in addition to sitting on many corporate and public sector governance boards.  He has also served as one of the founding Directors of the Explorers and Producers Association of Canada.  Mr. Paton-Gay has also served as a director and officer of Turner Valley Oil & Gas Inc. since 2003.

Mr. Paton-Gay brings to the Board a wealth of experience in the oil and gas industry and this experience, coupled with his prior service as a director to numerous private and public companies, is a valued asset to our Board.  These attributes led the Board to conclude, as of the time of this proxy statement, that he should continue to serve as a director of Delta Oil & Gas, Inc.

Kulwant Sandher.  Mr. Sandher has served as our Chief Financial Officer and a director since 2007.  Mr. Sandher is a Chartered Accountant in both England and Canadian jurisdictions.  From April 2006 to October 2008, Mr. Sandher acted as Chief Financial Officer and as a member of the board of directors of The Stallion Group.  From May 2004 to March 2006, Mr. Sandher served as Chief Operating Officer and Chief Financial Officer of Marketrend Interactive Inc.  Mr. Sandher acted as Chief Financial Officer of Serebra Learning Corporation, a public company on the TSX VE, from September 1999 to October 2002.

Mr. Sandher’s experience in finance and administration, along with his network of contacts, is a valued asset to the Board as it continues to navigate through the regulatory framework in both the United States and Canada.  These attributes led the Board to conclude, as of the time of this proxy statement, that he should continue to serve as a director of Delta Oil & Gas, Inc.

Christopher Tate.  Mr. Tate has served as a director since April 2013.  Mr. Tate graduated with a Bachelor of Science degree in geology from the Liverpool University in 1978.  He received his Masters Degree in Petroleum Geology from Imperial College, London in 1979 and received an MBA from City University, London in 1988.  From 2012 to the present, Mr. Tate, through Chris Tate Consulting, has been advising several groups looking to acquire oil and natural gas assets in North America and Africa.  From April 2011 to November 2012, Mr. Tate was the European Managing Partner of Aegis Asset Partners, an asset backed financing group headquartered in Dallas, Texas.  His responsibilities were focused on developing sources of capital in Europe and for the location of potential investment transactions.  From 2007 to 2011, Mr. Tate held the position of Managing Director for International Energy Network Ltd., located in London, England.  In that position, he was tasked with the development of new capital sources and coordinating the development of new business including innovative investment structures and limited partnership products.

 Mr. Tate’s experience in the field of geology, along with his business experiences including in the oil and gas industry, are valued assets to the Board.  These attributes led the Board to conclude, as of the time of this proxy statement, that he should continue to serve as a director of Delta Oil & Gas, Inc.

*****

Our directors are elected annually and hold office until the next annual meeting of our stockholders or until their successors are elected and qualified.  Officers are elected annually and serve at the discretion of the board of directors.  Board vacancies are filled by a majority vote of the board.  There are no family relationship between any of our directors, director nominees and executive officers.

Our board of directors unanimously recommends that stockholders vote for each of the four nominees named above.

Corporate Governance

Board of Directors Meetings

Our board of directors held no regular or special meetings during the fiscal year ended December 31, 2012 and met informally on numerous occasions and took action by consent resolutions as necessary.  Various matters were approved by unanimous consent resolution, which in each case was signed by each of the members of the board of directors then serving.  Our directors are expected, absent exceptional circumstances, to attend, either in person or telephonically, all board meetings and are also expected to attend our annual meeting of stockholders. Because no formal board meetings were held in fiscal 2012, none of our directors attended at least 75% of the meetings of the board of directors.

Audit Committee and Report of Audit Committee

We do not have a separately-designated standing audit committee.  During 2012, the entire board of directors performed the functions of an audit committee, but no written charter governs the actions of the board when performing the functions of that would generally be performed by an audit committee.  None of the members of the board of directors in 2012 was an “independent” director.  The board approves the selection of our independent accountants and meets and interacts with the independent accountants to discuss issues related to financial reporting.  In addition, the board reviews the scope and results of the audit with the independent accountants, reviews with the independent accountants our annual operating results, considers the adequacy of our internal accounting procedures and considers other auditing and accounting matters including fees to be paid to the independent auditor and the performance of the independent accountant.

For the fiscal year ended December 31, 2012, the board:

•	Reviewed and discussed the audited financial statements with management;

•
Discussed with our independent public accountants the matters required to be discussed by Statement on Auditing Standards No. 61 (Codification of Statements on Auditing Standards), which includes, among other items, matters related to the conduct of the audit of our financial statements; and

•	Reviewed and discussed the written disclosures and the letter from our independent auditors on the matters relating to the auditor’s independence.

Based upon the board’s review and discussion of the matters above, the board authorized inclusion of the audited financial statements for the year ended December 31, 2012 to be included in the annual report on Form 10-K and filed with the Securities and Exchange Commission.

The board of directors determined that Mr. Sandher qualifies as an “audit committee financial expert,” as defined under the rules and regulations of the Securities and Exchange Commission.

The members of the board of directors in 2012 were: Douglas Bolen, Christopher Paton-Gay and Kulwant Sandher.

Compensation Committee

During the fiscal year ended December 31, 2012, we did not have a standing compensation committee.  Our board of directors was responsible for the functions that would otherwise be handled by a compensation committee, but no written charter governs the actions of the board when performing the functions of that would generally be performed by a compensation committee.  During 2012, each of our directors also served as an executive officer of the Company and each participated in deliberations concerning executive officer compensation during the fiscal year ended December 31, 2012.

Board of Directors’ Role in the Oversight of Risk Management

We face a variety of risks, including credit, liquidity, and operational risks.  In fulfilling its risk oversight role, our board of directors focuses on the adequacy of our overall management of risk.  Our board of directors believes that an effective risk management system will (i) adequately identify the material risks that we face in a timely manner; (ii) implement appropriate risk management strategies that are responsive to our risk profile and specific material risk exposures; and (iii) integrate consideration of risk and risk management into our business decision-making.

The board of directors oversees risk management.  Accordingly, the board of directors schedules time for periodic review of risk management, in addition to its other duties.  In this role, the board of directors receives reports from certified public accountants, outside legal counsel, and other advisors, and strives to generate serious and thoughtful attention to our risk management process and system, the nature of the material risks we face, and the adequacy of our policies and procedures designed to respond to and mitigate these risks.

In addition, our board of directors and management promote a corporate culture that understands risk management and incorporates it into our overall corporate strategy and day-to-day business operations.  Our risk management structure also includes an ongoing effort to assess and analyze the most likely areas of future risk for us.  As a result, the board of directors periodically discuss the most likely sources of material future risks and how we are addressing any significant potential vulnerability.

Board Leadership Structure

Our board of directors does not have a formal policy on whether or not the roles of Chief Executive Officer and Chairman of the Board should be separate and, if they are to be separate, whether the Chairman of the Board should be a non-employee director or be an employee.  Our board of directors believes that it should be free to make a choice from time to time in any manner that is in the best interests of us and our stockholders.  Douglas Bolen, our President, currently serves as Chairman of the Board.

Policy for Director Nominations

Our board of directors does not maintain a nominating committee.  As a result, no written charter governs the director nomination process.  We believe that the size of the company and the size of the board, at this time, do not require us to maintain a separate nominating committee.

Our directors annually review all director performance and make recommendations to the board for future nominations.  When evaluating director nominees, our directors consider the following factors:

•	The appropriate size of our board of directors;

•	Our needs with respect to the particular talents and experience of our directors;

•
The knowledge, skills and experience of nominees, including experience in finance, administration or public service, in light of prevailing business conditions and the knowledge, skills and experience already possessed by other members of the board;

•	Experience in political affairs;

•	Experience with accounting rules and practices; and

•	The desire to balance the benefit of continuity with the periodic injection of the fresh perspective provided by new board members.

Our goal is to assemble a board that brings together a variety of perspectives and skills derived from high quality business and professional experience.  In doing so, the board will also consider candidates with appropriate non-business backgrounds.

Other than the foregoing considerations, there are no stated minimum criteria for director nominees, although the board may also consider such other factors as it may deem are in our best interests.  In addition, the board identifies nominees by first evaluating the current members of the board willing to continue in service.  Current members of the board with skills and experience that are relevant to our business and who are willing to continue in service are considered for re-nomination.  If any member of the board of directors does not wish to continue in service or if the board decides not to re-nominate a member for re-election, the board then identifies the desired skills and experience of a new nominee in light of the criteria above.  Current members of the board of directors are polled for suggestions as to individuals meeting the criteria described above.  The board may also engage in research to identify qualified individuals.  To date, we have not engaged third parties to identify or evaluate or assist in identifying potential nominees, although we reserve the right in the future to retain a third party search firm, if necessary.

Our board of directors will also consider candidates for board membership suggested by our stockholders.  It is the policy for our board of directors to consider recommendations for candidates to the board of directors from any stockholder of record in accordance with our bylaws.  A director candidate recommended by our stockholders will be considered in the same manner as a nominee recommended by a board member, management or other sources.  In addition, a stockholder may nominate a person directly for election to the board of directors at an annual meeting of stockholders, provided the stockholder meets the requirements set forth in our bylaws.

While the board does not have a formal diversity policy, it is the Company’s and the board’s policy to identify potential candidates without regard to any candidate’s race, color, disability, gender, national origin, religion or creed, and the Company seeks to ensure the fair representation of stockholder interests on the board through the criteria set forth above.  The board believes that the use of the general criteria set forth above, along with non-discriminatory policies, will best result in a board that shows diversity in many respects.  The board believes that it currently maintains that diversity.

Stockholder Recommendations for Director Nominations.  Stockholder recommendations for director nominations may be submitted to the Company at the following address:  Delta Oil & Gas, Inc., Attention:  Corporate Secretary, Suite 604 - 700 West Pender Street, Vancouver, British Columbia, Canada. V6C 1G8.  Such recommendations will be forwarded to the board of directors for consideration, provided that they are accompanied by sufficient information to permit the board of directors to evaluate the qualifications and experience of the nominees, and provided that they are in time for the board of directors to do an adequate evaluation of the candidate before the annual meeting of stockholders.  The submission must be accomplished by a written consent of the individual to stand for election if nominated by the board of directors and to serve if elected and to cooperate with a background check.  In addition, shareholders may formally nominate candidates for the board by following the procedures and requirements set forth in our bylaws, which are described below.

Stockholder Nominations of Directors.  The bylaws of the Company provide that in order for a stockholder to nominate a director at an annual meeting, the stockholder must give timely, written notice to the secretary of the Company and such notice must be received at the principal executive offices of the Company not less than 90 days nor more than 120 days prior to the first annual anniversary of the date set forth in the Company’s proxy statement for the immediately preceding annual meeting as the date on which the Company first mailed definitive proxy materials for the immediately preceding annual meeting.  However, if the date for which the annual meeting is called is advanced by more than 30 days or delayed by more than 30 days from the first annual anniversary of the immediately preceding annual meeting, then notice by the stockholder to be timely must be received by the Secretary not earlier than the close of business on the 120th day prior to the date of such annual meeting and not later than the later of (A) the 90th day prior to the date of such annual meeting or (B) the 10th day following the day on which public announcement of the date of such annual meeting is first made.

The nominating stockholder’s notice shall be signed by the stockholder of record who intends to make the nomination and by the beneficial owner or owners, if any, on whose behalf the stockholder is acting, shall bear the date of signature of such nominating stockholder and any such beneficial owner and shall set forth: (1) the name and address (as they appear on the Company’s books) of such stockholder and any such beneficial owner; (2) Share Information (as defined on our bylaws) relating to each such stockholder and beneficial owner (which Share Information shall be supplemented by such stockholder and any such beneficial owner not later than ten days after the meeting record date to disclose such Share Information as of the meeting record date); (3) a representation that such stockholder is a holder of record of shares of the Company entitled to vote at such meeting and intends to appear in person or by proxy at the meeting to make the nomination; (4) any other information relating to such stockholder and any such beneficial owner that would be required to be disclosed in a proxy statement or other filings required to be made in connection with solicitations of proxies for, as applicable, the proposal and/or for the election of directors in a contested election pursuant to Section 14 of the Exchange Act and the rules and regulations promulgated thereunder.

In addition, the nominating stockholder’s notice shall also provide the following: (1) the name and residence address of the person or persons to be nominated, (2) a description of all agreements, arrangements or understandings between such stockholder and any such beneficial owner and each nominee and any other person or persons (naming such person or persons) pursuant to which the nomination is to be made by such stockholder and any such beneficial owner, including without limitation any agreement, arrangement or understanding with any person as to how such nominee, if elected as a director of the Company, will act or vote on any issue or question, (3) a description of all direct and indirect compensation and other material monetary agreements, arrangements and understandings during the past three years and any other material relationships, between or among such stockholder and any such beneficial owner and their respective affiliates and associates, or others acting in concert therewith, on the one hand, and each proposed nominee, and his or her respective affiliates and associates or others acting in concert therewith, on the other hand, including, without limitation, all information that would be required to be disclosed pursuant to Item 404 of Regulation S-K, if the stockholder making the nomination and any beneficial owner on whose behalf the nomination is made, or any affiliate or associate thereof or person acting in concert therewith, were the “registrant” for purposes of such rule and the nominee were a director or executive officer of such registrant, (4) such other information regarding each nominee proposed by such stockholder and any such beneficial owner as would be required to be disclosed in contested solicitations of proxies for elections of directors, or would be otherwise required to be disclosed, in each case pursuant to Regulation 14A under the Exchange Act and (5) the written consent of each nominee to be named in a proxy statement and to serve as a director of the Company if so elected.

Director Independence

Our board of directors undertook its annual review of the independence of the directors and considered whether any director had a material relationship with us or our management that could compromise his ability to exercise independent judgment in carrying out his responsibilities.  As a result of this review and considering the various relationships, the board of directors affirmatively determined that Mr. Tate is an “independent director” and that each of Messrs. Bolen, Paton-Gay and Sandher, because of their service as officers of the Company, are not “independent directors” as such term is used under the rules and regulations of the Securities and Exchange Commission.

Stockholder Communications with the Board of Directors

Stockholders may communicate with the board of directors by writing to us at Delta Oil & Gas, Inc., Attention: Corporate Secretary, Suite 604 - 700 West Pender Street, Vancouver, British Columbia, Canada. V6C 1G8.  Stockholders who would like their submission directed to a particular member of the board of directors may so specify and the communication will be forwarded as appropriate.

Code of Ethics and Conduct

Our board of directors has adopted a Code of Ethics and Conduct that is applicable to all of our employees, officers and directors.  Our Code of Ethics and Conduct is intended to ensure that our employees act in accordance with the highest ethical standards.  The Code of Ethics and Conduct was filed as an exhibit to our annual report on Form 10-KSB for the fiscal year ended December 31, 2003.

Director Compensation for Year Ended December 31, 2012

Each of our directors who served during 2012 also served as an executive officer of the Company.  During 2012, our directors did not receive additional compensation for serving on the board of directors.  In 2012, our board of directors was comprised of Messrs. Bolen, Paton-Gay and Sandher.   The compensation arrangements for Messrs. Bolen, Paton-Gay, and Sandher are discussed under “Executive Compensation” in this Proxy Statement.  The consulting arrangements involving Messrs. Bolen, Paton-Gay and Sandher will remain in effect in 2013.  Mr. Tate was elected to the board effective as of April 25, 2013.  Mr. Tate will receive reimbursement for all reasonable out-of-pocket expenses incurred in connection with his duties as a director, and he is eligible to receive stock-based compensation awards.

Proposal Two

Ratification of appointment of independent
registered public accounting firm

Our board of directors has appointed Excelsis Accounting as the independent registered public accounting firm to audit our financial statements for the year ending December 31, 2013 and recommends that stockholders vote for ratification of such appointment.  Although we are not required to seek stockholder approval of this appointment, the board of directors believes it to be sound corporate governance to do so. Notwithstanding the selection by the board of Excelsis Accounting, the board of directors may direct the appointment of a new independent registered public accounting firm at any time during the year if the board of directors determines that such a change would be in our best interest and in that of our stockholders.  If the appointment is not ratified, the board of directors will investigate the reasons for stockholder rejection and will reconsider the appointment.

Representatives of Excelsis Accounting are not expected to attend the annual meeting.

Principal Accounting Fees and Services

The following table is a summary of the fees billed to us by Excelsis Accounting for professional services for the fiscal years ended December 31, 2012 and 2011:

	Fiscal 2012 Fees	Fiscal 2011 Fees
Fee Category
Audit Fees	$30,000	$30,000
Audit-Related Fees	-	-
Tax Fees	$9,000	-
All Other Fees	-	-

Total Fees	$39,000	$30,000

Audit Fees.  Consists of fees billed for professional services rendered for the audit of our consolidated financial statements, review of the interim consolidated financial statements included in quarterly reports and services that are normally provided by our independent registered public accounting firms in connection with statutory and regulatory filings or engagements.

Tax Fees.  Consists of fees billed for professional services rendered for tax return preparation and tax consultation.

During fiscal 2012 and 2011, our independent registered public accounting firm did not bill us for any audit-related fees or other fees.  All fees billed to us by  our independent registered public accounting firm during fiscal 2012 and 2011 consisted exclusively of audit fees and tax fees, which are disclosed in the table above.

Our practice is to consider and approve in advance all proposed audit and non-audit services to be provided by our independent registered public accounting firm.

The audit report of Excelsis Accounting on the consolidated financial statements of the Company for the year ended December 31, 2012 did not contain an adverse opinion or disclaimer of opinion, and was not qualified or modified as to uncertainty, audit scope or accounting principles, except that the audit reports on the consolidated financial statements of the Company for the fiscal years ended December 31, 2012 and December 31, 2011 contained an uncertainty about the Company’s ability to continue as a going concern.

During our fiscal years ended December 31, 2012 and 2011, there were no disagreements with Excelsis Accounting on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which disagreements if not resolved to Excelsis Accounting’s satisfaction would have caused it to make reference to the subject matter of such disagreements in connection with its reports on the consolidated financial statements for such periods.

During our fiscal years ended December 31, 2012 and 2011, there were no reportable events (as described in Item 304(a)(1)(v) of Regulation S-K).

Our Board of Directors unanimously recommends that stockholders vote for the ratification of the appointment of Excelsis Accounting as the independent registered accounting firm of the Company for the year ending December 31, 2013.

Executive Officers of the Company

The following table lists the executive officers of the Company as of April 25, 2013.

Name of Nominee	Age	Position	Executive Officer Since

Douglas N. Bolen	47	President	2004
Christopher Paton-Gay	53	Chief Executive Officer	2009
Kulwant Sandher	51	Chief Financial Officer, Secretary, Principal Financial Officer, Principal Accounting Officer	2007

Each of our executive officers also serves as a director of the Company.  See “Election of Directors – Nominees” above for more information about these individuals.

Executive Compensation

Summary Compensation Table
For the years ended December 31, 2012 and 2011

The following table presents information concerning the total compensation of our Chief Executive Officer, Chief Financial Officer and the other most highly compensated executive officers during 2012 (the “Named Executive Officers”) for services rendered to the Company in all capacities for the years ended December 31, 2012 and 2011.

Name (a)	Year	Salary ($)	Bonus ($)	Stock Awards ($) (1)	Option Awards ($) (1)	All Other Compensation ($)	Total ($)

Christopher Paton-Gay CEO	2012 2011	90,063 91,727	0 14,653	14,000 14,000	27,716 32,533	- -	131,779 152,913

Kulwant Sandher CFO, Secretary, Treasurer	2012 2011	90,063 91,727	0 14,653	14,000 14,000	27,716 32,533	- -	131,779 152,913

Douglas N. Bolen President	2012 2011	90,063 91,727	0 14,653	14,000 14,000	27,716 32,533	- -	131,779 152,913

_____________

(1)
The amounts in the table reflect the grant date fair value of options and stock awards to the named executive officer in accordance with Accounting Standards Codification Topic 718.  The ultimate values of the options and stock awards to the executives generally will depend on the future market price of Delta’s common stock, which cannot be forecasted with reasonable accuracy. The actual value, if any, that an optionee will realize upon exercise of an option will depend on the excess of the market value of the common stock over the exercise price on the date the option is exercised.

Compensation Components.

Base Salary.  At this time, we compensate our Named Executive Officers through consulting agreements with, and by the indirect payment of salaries to, companies controlled by our Named Executive Officers.

We did not directly compensate our Named Executive Officers during the fiscal years ended December 31, 2012 and 2011. Each of Messrs. Paton-Gay, Sandher and Bolen received remuneration for services rendered during the fiscal years ended December 31, 2012 and 2011 indirectly through compensation paid to a company under his exclusive control.  Each of Messrs. Paton-Gay, Sandher and Bolen is the sole shareholder, officer, and director of CPG Consulting Ltd. (“CPG”), Warwick Management Services (“WMS”) and Last Mountain Management Ltd. (“LMM”), respectively, which are parties to the Consulting Agreements discussed below under “Consulting Agreements.”

Bonuses. During 2012, no bonuses were awarded.

Stock Award.  During 2012, each of our Named Executive Officers received 100,000 shares of restricted stock in accordance with the terms of the Consulting Agreements discussed below under “Consulting Agreements.”  Subsequently, in 2013, each of our Named Executive Officers again received 100,000 shares of restricted stock.

Stock Options. Stock option awards are determined by the board of directors based on numerous factors, some of which include responsibilities incumbent with the role of each executive to the Company and tenure with the Company.  We granted a total of 600,000 stock options to our Named Executive Officers during 2012, which equated to a grant of 200,000 stock options to each of our Named Executive Officers during 2012.  Subsequently, in 2013, we granted a total of 400,000 stock options to our Named Executive Officers as follows: 200,000 stock options to Mr. Paton- Gay and 100,000 stock options to each of Messrs. Sandher and Bolen.

At no time during the last fiscal year was any outstanding option re-priced or otherwise modified.  There was no tandem feature, reload feature, or tax-reimbursement feature associated with any of the stock options we granted to our executive officers or otherwise.

Other. At this time, we have no profit sharing plan in place.

Consulting Agreements.

On March 8, 2010 (the “Effective Date”), we entered into separate Amended and Restated Consulting Agreements with each of CPG, WMS and LMM (collectively, the “Consulting Agreements”).  Each of the Consulting Agreements is materially the same.  The Consulting Agreements superseded and replaced all prior compensatory agreements, understandings and commitments that previously existed between the Company and members of its management.   Christopher Paton-Gay, our Chief Executive Officer and director, is the sole shareholder, officer, and director of CPG.  Kulwant Sandher, our Chief Financial Officer and director, is the sole shareholder, officer, and director of WMS.  Douglas Bolen, our President and Chairman of the Board, is the sole shareholder, officer, and director of LMM.

Pursuant to the terms of the Consulting Agreements, CPG was retained to serve as the our Chief Executive Officer, WMS was retained to serve as the our Chief Financial Officer and LMM was retained to serve as the our President.  As compensation for such services, CPG, WMS and LMM each receive an annual fee of $90,000 Canadian Dollars per year plus applicable taxes, payable monthly in advance on the first of each calendar month.  In addition, each of CPG, WMS and LMM is entitled to receive 100,000 shares of our common stock on an annual basis, the standard benefits enjoyed by our other top executives, and reimbursement for reasonable travel, lodging, entertainment, promotion and other ordinary and necessary business expenses.  The Consulting Agreements are for an initial term of two years and will automatically be extended for an additional one-year period on each anniversary of the Effective Date (restoring the initial two-year term), unless terminated pursuant to the terms of the Consulting Agreements.

If the Consulting Agreements are terminated by us for a reason other than Cause, Death, or Disability (as defined in the Consulting Agreements) or by the consultant for Good Reason, the consultant will receive:

•	Any earned but unpaid annual base compensation;
•	Any earned but unissued stock awards;
•	Any owed expense reimbursement payments owed to consultant for expenses incurred prior to termination;
•	Any earned but unpaid annual bonus payments relating to the prior calendar year; and
•	A lump-sum payment equal to 150% of consultant’s annual base compensation, including all stock awards that would have been earned during the 18 months immediately following termination.

If the Consulting Agreements are terminated by us for Cause, by the consultant without Good Reason, or on account of the consultant’s death or disability, our sole obligation will be to pay any accrued obligations.

“Cause” is defined as a termination by the Company based upon consultant’s:

•
Persistent failure to perform duties consistent with a commercially reasonable standard of care (other than due to a physical or mental impairment or due to an action or inaction directed by the Company that would otherwise constitute Good Reason);

•	Willful neglect of duties (other than due to a physical or mental impairment or due to an action or inaction directed by the Company that would otherwise constitute Good Reason);
•	Conviction of, or pleading nolo contendere to, criminal or other illegal activities involving dishonesty;
•	Material breach of the Consulting Agreement; or
•	Failure to materially cooperate with or impeding an investigation authorized by the Board.

“Good Reason” is defined as a termination by the consultant based upon the occurrence of any of the following:

•	A material diminution in consultant’s position or title, or the assignment of duties to consultant that are materially inconsistent with consultant’s position or title;
•	A material diminution in consultant’s annual base compensation or bonus opportunity;

•
Within six months immediately preceding or within two years immediately following a Change in Control: (1) a material adverse change in consultant’s status, authority, or responsibility; (2) a requirement that consultant report to a corporate officer or consultant instead of directly to the Board; (3) a material diminution in the budget over which consultant has managing authority; or (4) a material change in the geographic location of consultant’s principal place of service with the Company; or

•	A material breach by the Company of any of its obligations under the Consulting Agreement.

Payments, distributions, or benefits payable upon consultant’s separation of service, and that would be classified as deferred compensation, may be delayed for six months.  Also, any payments that would ordinarily constitute a “parachute payment” will be reduced to one dollar less than required to be considered “parachute payments” under Section 280G of the Internal Revenue Code.  In addition, in the event of any stock splits, reverse stock splits, stock dividends, or other changes in the Company’s capital, the number of shares of common stock issued to the consultants under the Consulting Agreements will be adjusted proportionately.

The Consulting Agreements also provide consultants with the option to sell and have the Company purchase any shares of Company stock held by, or due to Consultant by the Company on the Date of Termination (as defined in the Consulting Agreements).  The closing for the sale and purchase shall take place 30 days following the Date of Termination (the “Purchase Date”).  The purchase price shall be paid in cash and the purchase price per share shall be determined by the board in good faith based upon the average closing price per share on the ten business days preceding the Purchase Date.

Outstanding Equity Awards at Fiscal Year-End

Option Awards
Name (a)	Number of Securities Underlying Unexercised Options (#) Exercisable (b)	Number of Securities Underlying Unexercised Options (#) Unexercisable (c)	Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options (#) (d)	Option Exercise Price ($) (e)	Option Expiration Date (f)

Christopher Paton-Gay CEO	200,000 200,000	- -	- -	$0.135 $0.13	01/18/2016 03/20/2017

Kulwant Sandher CFO, Secretary, Treasurer	200,000 200,000	- -	- -	$0.135 $0.13	01/18/2016 03/20/2017

Douglas N. Bolen President	200,000 200,000	- -	- -	$0.135 $0.13	01/18/2016 03/20/2017

            In addition to the above options, subsequent to the end  of fiscal 2012, Mr. Paton-Gay received 200,000 options at a strike price of $0.085 that have an option expiration date of February 5, 2018, and Messrs. Sandher and Bolen each received 100,000 options at a strike price of $0.085 that have an option expiration date of February 5, 2018.  All of these option vested immediately.

Stock Option Plans

Our board of directors adopted the 2013 Incentive Compensation Plan (the “2013 Incentive Compensation Plan”) effective March 1, 2013.   Our board of directors also adopted the 2010 Incentive Compensation Plan (the “2010 Incentive Compensation Plan,” and together with the 2013 Incentive Compensation Plan, the “Incentive Compensation Plans”) on March 8, 2010.  Neither the 2013 Incentive Compensation Plan nor the 2010 Incentive Compensation Plan has been approved by stockholders.  Grants of 1,000,000 options were made under the 2010 Incentive Compensation Plan during fiscal 2012, including grants of 600,000 to our executive officers.  Subsequent to the end of fiscal 2012, all 2,000,000 of the shares reserved for issuance under the 2010 Incentive Compensation Plan had been issued and no shares remain available under that plan.  Going forward, equity awards will be made under the 2013 Incentive Compensation Plan.

The Incentive Compensation Plans authorize us to grant awards in the form of shares of common stock, including unrestricted shares of common stock; options to purchase shares of common stock; stock appreciation rights or similar rights with a fixed or variable price related to the fair market value of the shares of common stock and with an exercise or conversion privilege related to the passage of time, the occurrence of one or more events, or the satisfaction of performance criteria or other conditions; any other security with the value derived from the value of the shares of common stock, such as restricted stock and restricted stock units; deferred stock units; dividend equivalent rights; or any combination of the foregoing.  Our board of directors administers the Incentive Compensation Plans.

The Plans allow for the grant of incentive stock options, non-qualified stock options and restricted stock awards.  The exercise price of any option shall be determined at the time the option is granted by the board of directors. However, the exercise price may generally not be less than 100 percent of the fair market value of the shares of common stock on the date of the grant. Each option expires on the date determined by the board of directors, but not later than ten years after the grant date. The board of directors may determine in its discretion whether any option shall be subject to vesting and the terms and conditions of any such vesting.  The Incentive Compensation Plans also provide for the immediate vesting of options, and authorize the board of directors to cancel outstanding options or to make adjustments to the transfer restrictions on those options in the event of certain changes in corporate control of the company.  Awards, including options, made under the Incentive Compensation Plans are not assignable and also subject to any restrictions and conditions imposed by the board of directors.

We also previously maintained the 2005 Stock Incentive Plan, which provided for the grant of stock options to our employees, officers, directors and consultants.  As of December 31, 2012, all of the shares reserved for issuance under the 2005 Stock Incentive Plan had been issued and expired; therefore, no grants under that plan remain outstanding.

Equity Compensation Plan Information

The following table provides information about our compensation plans under which shares of common stock may be issued upon the exercise of options as of December 31, 2012.

Equity Compensation Plan as of December 31, 2012

Plan Category	A Number of securities to be issued upon exercise of outstanding options, warrants and rights	B Weighted-average Exercise price of outstanding options, warrants and right	C Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (A))

Equity compensation plans approved by security holders

Equity compensation plans not approved by security holders (1)	600,000 600,000 400,000	$0.135 $0.13 $0.08	- - 400,000

Total	1,600,000	$0.119	400,000

(1)  All awards represented in this table were made under the 2010 Incentive Compensation Plan.

Proposal Three

Advisory Vote to Approve Executive Compensation

Under the Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010 (the “Dodd-Frank Act”), smaller reporting companies such as Delta Oil & Gas are required to hold an advisory vote of their stockholders at least once every three years to approve the compensation of named executive officers, as disclosed in the company’s proxy statement pursuant to the compensation disclosure rules of the SEC; Delta Oil & Gas discloses those items in “Executive Compensation” herein.  See also “Proposal 4:  Advisory Vote on Future Frequency of Advisory Votes to Approve Executive Compensation” below regarding a separate vote on how frequently such advisory votes will be held in the future.

Accordingly, the following resolution will be submitted to our stockholders for approval at the annual meeting:

“RESOLVED, that the compensation paid to the Company’s named executive officers, as disclosed pursuant to the compensation disclosure rules of the SEC, including the compensation tables, is hereby approved.”

As an advisory vote, this proposal is not binding on the Company.  However, the board, which is responsible for designing and administering the Company’s executive compensation programs, values the opinions expressed by our stockholders, and will consider the outcome of the vote when making future compensation decisions on the Company’s executive compensation programs.

Our board of directors unanimously recommends that stockholders vote for approval of the compensation of the Company’s executive officers as described in this proxy statement.

Proposal Four

Advisory Vote on the Frequency of Future Advisory Votes to
Approve Executive Compensation

As a result of the Dodd-Frank Act, smaller reporting companies are required to hold an initial advisory stockholder vote to determine the frequency of future advisory votes to approve executive compensation, as well as periodic subsequent votes to confirm that frequency.   Advisory votes to approve executive compensation may be held every one, two or three years under the Dodd-Frank Act. The board is recommending an advisory vote every three years.

Similar to the vote on executive compensation, this proposal is also an advisory vote and is not binding on the Company. However, the Company values the opinions expressed by our stockholders, and will consider the outcome of the votes both on executive compensation itself and on the frequency of votes when making future decisions on the frequency of such advisory votes. The Company will disclose the frequency of future votes when finalized, which will be determined shortly after the annual meeting and within the period prescribed by the SEC.

Our board of directors unanimously recommends that stockholders vote for the holding of future advisory votes on executive compensation every three years.

Security Ownership of Certain Beneficial Owners and Management
and Related Stockholder Matters

The following table sets forth, as of April 25, 2013, the number and percentage of outstanding shares of common stock beneficially owned by (a) each person known by us to beneficially own more than five percent of such stock, (b) each director of the Company, (c) each named executive officer of the Company, and (d) all our directors and executive officers as a group.  We have no other class of capital stock outstanding.

Name and Address of Beneficial Owner (1)	Amount and Nature of Beneficial Ownership (2)(3)	Percent of Class

Directors and Executive Officers:
Douglas N. Bolen	1,886,000	12.1%
Christopher Paton-Gay	1,943,932	12.7%
Kulwant Sandher	1,734,176	11.4%
Christopher Tate (4)	0	0%
All current directors and executive officers as a group (4 persons)	5,564,108	34.1%
Other More Than 5% Beneficial Owners:
None

________

(1)	Unless otherwise provided, the address of each person is c/o Suite 604 - 700 West Pender Street, Vancouver, British Columbia, Canada V6C 1G8.

(2)	Except as otherwise indicated, all shares shown in the table are owned with sole voting and investment power.

(3)
Includes the following shares that may be acquired by the exercise of options at or within 60 days of April 25, 2013: Mr. Bolen – 500,000; Mr. Paton-Gay – 600,000; Mr. Sandher – 500,000; and all directors and executive officers as a group – 1,600,000.

(4)	Mr. Tate became a director of the Company as of April 25, 2013.

The above beneficial ownership information is based on information furnished by the specified persons and is determined in accordance with Rule 13d-3 under the Securities Exchange Act, as required for purposes of this proxy statement; accordingly, it includes shares of our common stock issuable upon the exercise of stock options that are exercisable at or within 60 days of April 25, 2013.  Such information is not necessarily to be construed as an admission of beneficial ownership for other purposes.

Transactions with Related Persons

Certain Relationships and Related Person Transactions

Other than the Consulting Agreements with each of Messrs. Bolen, Paton-Gay and Sandher, none of our directors or executive officers, nor any proposed nominee for election as a director, nor any person who beneficially owns, directly or indirectly, shares carrying more than 5% of the voting rights attached to all of our outstanding shares, nor any members of the immediate family (including spouse, parents, children, siblings, and in-laws) of any of the foregoing persons has any material interest, direct or indirect, in any transaction involving the Company since the beginning of our 2012 fiscal year or in any presently proposed transaction involving the Company which, in either case, has or will materially affect us.  See “Executive Compensation – Consulting Agreements” above for information regarding the Consulting Agreements.

Section 16(a) Beneficial Ownership Reporting and Compliance

Section 16(a) of the Securities Act of 1934, as amended, requires our executive officers and directors, and persons who own more than ten percent (10%) of our common stock, to file with the Securities and Exchange Commission reports of ownership of, and transactions in, our securities and to provide us with copies of those filings.  To our knowledge, based solely on our review of the copies of such forms received by us, or written representations from certain reporting persons, we believe that during the year ended December 31, 2012, all filing requirements applicable to our officers, directors and greater than ten percent beneficial owners during 2012 were complied with, with the following exceptions: Messrs. Bolen, Paton-Gay and Sandher each failed to file a Form 4 reporting one transactions on a timely basis.

Other Matters

The board of directors is not aware of any other matters to be presented for action at the annual meeting.  However, if any other matter is properly presented at the annual meeting, it is the intention of the persons named in the enclosed proxy to vote the shares they represent as the board of directors may recommend.

Stockholder Proposals

Proposals that stockholders intend to present at the 2014 annual meeting must be received at the Company’s principal executive offices by the deadlines, and must follow the procedures and requirements, discussed elsewhere in this proxy statement.  See “Information Concerning Solicitation and Voting – Deadline for Receipt of Stockholder Proposals for 2014 Annual Meeting of Stockholders” and “Corporate Governance – Stockholder Nominations of Directors” above.

Annual Report

This proxy statement is accompanied by a copy of our annual report for the fiscal year ended December 31, 2012.

By order of the Board of Directors

/s/ Douglas N. Bolen
Douglas N. Bolen President and Chairman of the Board

April 29, 2013
Vancouver, British Columbia

Delta Oil & Gas, Inc.

Proxy Solicited by the Board of Directors
For the Annual Meeting of Stockholders
To be held on June 21, 2013

The undersigned hereby appoints Douglas N. Bolen, Christopher Paton-Gay and Kulwant Sandher, and each of them, as attorneys and proxies of the undersigned, with full power of substitution, to vote all of the shares of stock of Delta Oil & Gas, Inc., a Colorado corporation (the “Company”) which the undersigned may be entitled to vote at the Annual Meeting of Stockholders of the Company to be held at the offices of Quarles & Brady LLP, 411 E. Wisconsin Avenue, Milwaukee, Wisconsin, 53202-4497, Friday, June 21, 2013, at 10:00 a.m. local time, and at any and all adjournments or postponements thereof, with all powers that the undersigned would possess if personally present, upon and in respect of the following matters and in accordance with the following instructions, with discretionary authority as to any and all other matters that may properly come before the meeting.

The shares represented by this proxy card will be voted as directed or, if this card contains no specific voting instructions, these shares will be voted in accordance with the recommendations of the board of directors.

YOUR VOTE IS IMPORTANT.  You are urged to complete, sign, date and promptly return the accompanying proxy in the enclosed envelope or vote by telephone or electronically via the Internet.

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting of Stockholders to be held June 21, 2013.

This Proxy Statement and our 2012 Annual Report on Form 10-K Report to Stockholders are available at http://www.cstproxy.com/deltaoilandgas/2013.

(CONTINUED AND TO BE MARKED, DATED AND SIGNED ON THE OTHER SIDE.)

Delta Oil & Gas, Inc.

VOTE BY INTERNET OR TELEPHONE

QUICK * * * EASY * * * IMMEDIATE

As a stockholder of Delta Oil & Gas, Inc., you have the option of voting your shares electronically through the Internet or on the telephone, eliminating the need to return the proxy card. Your electronic vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed, dated and returned the proxy card. Votes submitted electronically over the Internet or by telephone must be received by 7:00 p.m., Eastern Time, on June 20, 2013.

Vote Your Proxy on the Internet:  Go to www.cstproxyvote.com. Have your proxy card available when you access the above website. Follow the prompts to vote your shares.
OR
Vote Your Proxy by Phone:  Call 1 (866) 894-0537.  Use any touch-tone telephone to vote your proxy.  Have your proxy card available when you call.  Follow the voting instructions to vote your shares.
OR
Vote Your Proxy by Mail:  Mark, sign, and date your proxy card, then detach it, and return it in the postage-paid envelope provided.

PLEASE DO NOT RETURN THE PROXY CARD IF YOU ARE
VOTING ELECTRONICALLY OR BY PHONE

Please fold and detach here

Please mark your votes like this:   ☒

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” EACH OF THE NOMINEES LISTED IN PROPOSAL 1, “FOR” PROPOSALS 2 AND 3, AND “EVERY 3 YEARS” FOR PROPOSAL 4.

1.	To elect Douglas N. Bolen, Christopher Paton-Gay, Kulwant Sandher and Christopher Tate to the Company’s board of directors.

	FOR	WITHHOLD

Douglas N. Bolen	☐	☐
Christopher Paton-Gay	☐	☐
Kulwant Sandher	☐	☐
Christopher Tate	☐	☐

(INSTRUCTION:  To withhold authority to vote for any individual nominee, strike a line through that nominee’s name in the list above.)

2.	To ratify the appointment of Excelsis Accounting Group (formerly known as Mark Bailey & Company, Ltd.) as the Company’s independent registered public accounting firm.

☐  FOR          ☐  AGAINST          ☐  ABSTAIN

3.	Advisory vote to approve the compensation of the Company’s named executive officers, as disclosed in “Executive Compensation” in the proxy statement.

☐  FOR          ☐  AGAINST          ☐  ABSTAIN

4.	Advisory vote regarding the frequency of future advisory votes to approve executive compensation.

☐   3 YEARS          ☐   2 YEARS          ☐   1 YEAR          ☐   ABSTAIN

Please sign below, exactly as name or names appear on this proxy. If the stock is registered in the names of two or more persons (Joint Holders), each should sign. When signing as attorney, executor, administrator, trustee, custodian, guardian or corporate officer, give printed name and full title. If more than one trustee, all should sign.

Stockholder Signature	Date

Joint Holder Signature (if applicable)	Date